SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549


                                  FORM 8-K



                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 06, 1998


                                ACE LIMITED
          (Exact name of registrant as specified in its charter)



      Cayman Islands                     1-11778             Not Applicable
(State or other jurisdiction           (Commission          (I.R.S. Employer
     of incorporation)                  File Number)        Identification No.)


      The ACE Building
     30 Woodbourne Avenue
      Hamilton, Bermuda                                           HM 08
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including are code: (441) 295-5200


                               Not Applicable
(Former name or former address, if changed since last report)

Item 5.           Other Events.

         On July 06, 1998, the Executive Committee of the Board of Directors of ACE Limited ("ACE") rescinded all existing authorizations for the repurchase of Ordinary Shares of ACE by ACE.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 06, 1998                         ACE LIMITED


                                             By  /s/ Christopher Z. Marshall
                                                 ---------------------------
                                                   Christopher Z. Marshall
                                                   Chief Financial Officer